Exhibit 10.4

NON-CIRCUMVENTION, NON-DISCLOSURE, BROKERAGE
AND WORKING AGREEMENT

This Non-Circumvention, Non-Disclosure, Brokerage and Working Agreement (this “Agreement”) is made and entered into by Monnit Corp., a Utah Corporation (“Monnit”) and iMetrik M2M Solutions Inc., a Nevada Corporation (“Receiving Party”) as of February 12, 2012.

RECITALS

WHEREAS, Monnit possesses certain information relating to third party business opportunities (“Business Sources”) not known by Receiving Party;

WHEREAS, the Receiving Party is interested in entering into business transactions with such Business Sources; and

WHEREAS, Monnit and Receiving Party wish to enter into this agreement to define certain parameters of their future legal obligations.

AGREEMENT

NOW, THEREFORE, in consideration of mutual promises contained herein and other good and valuable considerations the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually and voluntarily agree as follows:

1.         Business Source Identification.   Monnit will identify certain Business Sources not known by Receiving Party which shall be set forth on Exhibit A, attached hereto and incorporated herein. Within 10 days of identifying a Business Source, Monnit shall amend Exhibit A to include such Business Source and deliver a copy of the amended Exhibit A to Receiving Party. The Receiving Party shall have 2 business days to object to the amendment to Exhibit A by providing documentation that evidences Receiving Party's prior relationship with the Business Source added to Exhibit A. If Receiving Party fails to object or provide evidence documenting Receiving Party's prior relationship with the Business Source, the revised Exhibit A shall be deemed automatically amended and incorporated into this Agreement.

2.         Non-Solicitation; Non-Circumvention.   Neither the Receiving Party nor any of its agents shall, in any manner access, contact, solicit or conduct any business with a Business Source that has been made available by and through Monnit. The Receiving Party shall not in any way whatsoever circumvent or attempt to circumvent Monnit and shall not enter into direct or indirect offers, negotiations or transactions with a Business Source revealed by Monnit.

2.         Non-Disclosure.   The parties shall maintain complete confidentiality regarding each other's business and/or their affiliates and shall only disclose information pertaining to the Business Sources as permitted by Monnit, unless agreed and granted an expressed written permission of Monnit.

3.         Broker Relationship.   The parties agree that Monnit is acting solely as a broker in bringing interested parties together to conduct business. As such, Monnit shall be entitled to compensation for such business. Compensation shall be negotiated separately and through a subsequent agreement by the Receiving Party and Monnit. Both parties agree that any business transaction(s) between the Receiving Party and those Business Sources provided by Monnit will not be conducted without the prior agreement of Monnit’s compensation for such business transaction(s).

3.         Damages.   In the event of circumvention by any of the undersigned Parties, whether direct and/or indirect, the circumvented Party shall be entitled to a legal monetary compensation equal to ten times the maximum service fees it would have realized from such a transaction, plus any and all expenses, including any and all legal fees incurred in lieu of the recovery of such compensation.

4.         Term.   This agreement is valid for five (5) years from the date of signature, for any and all transactions between the Parties therein, with renewal to be agreed upon between the signatories.

5.         Governing Law.   This Agreement shall be governed and construed in accordance with the laws of the State of Utah applicable to contracts executed and to be performed in the State of Utah with exception of its provisions regarding conflict of laws.

7.         Binding on Successors and Assigns.   This Agreement shall be binding upon the Parties hereto and in the case of individual parties, their respective heirs, administrators and executors and in the case of all corporate Parties, their successors and assigns.

8.         Assignment.   This Agreement, and the rights and obligations hereunder, may not be transferred or assigned by one party without the prior written consent of the other party. Any such attempt by one party without the prior written consent of the other party shall be void.

9.         Entire Agreement.   This Agreement constitutes the entire agreement between the parties and supersedes all prior proposals, representations, negotiations and communications oral or written, with respect to the subject matter herein.

10.       Counterparts.   This agreement may be signed in one or more counterparts and the parties agree that facsimile copies of this Agreement to be considered as one legal original and signatures thereon shall be legal and binding.

Accepted and Agreed: On this 13 day of February, 2012.

MONNIT CORP.	RECEIVING PARTY

By:	By: MICHEL ST-PIERRE
Name:	Name: Michel St-Pierre
Is:	Its:

Exhibit A

Within 10 days of identifying a Business Source, Monnit shall amend this Exhibit A to include such Business Source and deliver a copy of the amended Exhibit A to Receiving Party.

Business Source provided by Monnit:

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